UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
April 29, 2014

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

412 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of United States Steel Corporation (the “Corporation”) was held on April 29, 2014. The following matters were acted upon:

1.    ELECTION OF DIRECTORS

Richard A. Gephardt, Murry S. Gerber, Glenda G. McNeal and Patricia A. Tracey were elected as Class I directors, to serve terms expiring at the 2017 annual meeting of stockholders, by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard A. Gephardt	59,203,822	17,362,175	786,063	33,401,868
Murry S. Gerber	75,035,802	1,603,529	712,729	33,401,868
Glenda G. McNeal	74,893,314	1,729,154	729,592	33,401,868
Patricia A. Tracey	74,732,016	1,911,428	708,616	33,401,868

Continuing as Class II Directors, with terms expiring at the 2015 annual meeting of stockholders, are Thomas W. LaSorda, Mario Longhi, Robert A. McDonald, Seth E. Schofield and David S. Sutherland. Continuing as Class III directors, with terms expiring at the 2016 annual meeting of stockholders, are Dan O. Dinges, John G. Drosdick, John J. Engel and Charles R. Lee.

2.    RATIFICIATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation was ratified by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
107,995,781	1,761,465	996,682	0

3.    ADVISORY VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote to approve the compensation of the named executive officers of the Corporation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,724,177	16,397,199	1,230,479	33,401,868

4.    APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2005 STOCK INCENTIVE PLAN

The Amendment and Restatement of the 2005 Stock Incentive Plan was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,901,043	16,516,226	934,586	33,401,868

5.    APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR ANNUAL ELECTION OF DIRECTORS.

The amendment to the Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,308,802	1,236,487	806,771	33,401,868

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Gregory A. Zovko
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Gregory A. Zovko
Vice President & Controller

Dated: May 1, 2014